Exhibit 10.4
SIXTH AMENDMENT TO THE THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This SIXTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 8, 2012, by and among the following parties:

(i)	P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as Seller;

(ii)	Peabody energy corporation, A Delaware corporation, as Servicer;

(iii)	the various Persons identified on the signature pages hereto as Sub-Servicers;

(iv)	MARKET STREET FUNDING LLC (“Market Street”) , as a Conduit Purchaser and as a Related Committed Purchaser;

(v)	PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street's Purchaser Group, as LC Bank, as an LC Participant and as Administrator;

(vi)	ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser; and

(vii)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as a Related Committed Purchaser, as Purchaser Agent for Atlantic's Purchase Group and as an LC Participant.
BACKGROUND
1.    The parties hereto are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of January 25, 2010 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
2.    The parties hereto desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein.
3.    Concurrently herewith, the Fee Letters for each of Market Street's and Atlantic's Purchaser Groups are being amended and restated (such amended and restated Fee Letters, the “A&R Fee Letters”).
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.    Defined Terms. Capitalized terms used but not otherwise defined herein (including, without limitation, capitalized terms used in the above preamble and background section) have the respective meanings set forth in the Receivables Purchase Agreement.

SECTION 2.    Amendment to the Receivables Purchase Agreement. Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by replacing the date “May 8, 2012” where it appears therein with the date “May 7, 2013”.
SECTION 3.    Notice of Extension of Commitments of Liquidity Banks.
(a)    Atlantic hereby provides notice to the other parties hereto that contemporaneously herewith, the Liquidity Agreement to which Atlantic is a party is being amended to extend the commitment of the Liquidity Bank thereunder to May 7, 2013.
(b)    Market Street hereby provides notice to the other parties hereto that contemporaneously herewith, the Liquidity Agreement to which Market Street is a party is being amended to extend the commitment of the Liquidity Bank thereunder to May 7, 2013.
Section 4.    Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:
(a)    Representations and Warranties. The representations and warranties made by it in the Transaction documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.
(c)    No Default. Immediately after giving effect to this Amendment, no Termination Event or Unmatured Termination Event shall exist.
SECTION 5.    Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 6.    Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon:
(a)    receipt by the Administrator of counterparts of this Amendment duly executed by each of the parties hereto; and
(b)    receipt by each Purchaser Agent of counterparts of the A&R Fee Letter for its Purchaser Group duly executed by each of the parties thereto.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC,
As Seller

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY ENERGY CORPORATION,
As initial Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY ARCLAR MINING, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY MIDWEST MINING, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

TWENTYMILE COAL, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY CABALLO MINING, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

COALSALES II, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY WESTERN COAL COMPANY,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY POWDER RIVER MINING, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY HOLDING COMPANY, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY COALTRADE, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

PEABODY COALSALES, LLC,
As Sub-Servicer

/s/ Douglas D. Loucks
By:
Name: Douglas D. Loucks
Title: Assistant Treasurer

MARKET STREET FUNDING, LLC, as a Conduit Purchaser and as a Related Committed Purchaser

/s/ Doris J. Hearn
By:
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street's Purchaser Group

/s/ William P. Falcon
By:
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

/s/ William P. Falcon
By:
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

/s/ William P. Falcon
By:
Name: William P. Falcon
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By: Credit Agricole Corporate and Investment Bank, as attorney-in-fact

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Purchaser Agent for Atlantic's Purchaser Group

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Related Committed Purchaser

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an LC Participant

/s/ Kostantina Kourmpetis
By:
Name: Kostantina Kourmpetis
Title: Managing Director

/s/ Sam Pilcer
By:
Name: Sam Pilcer
Title: Managing Director